                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Section 240.14a-12

                             UNION BANKSHARES, LTD.
                (Name of Registrant as Specified in Its Charter)

                             UNION BANKSHARES, LTD.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
       (4)  Proposed maximum aggregate value of transaction:
       (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:
       (2)  Form, Schedule or Registration Statement No.:
       (3)  Filing Party:
       (4)  Date Filed:

                                 April 27, 2001

To the Stockholders of Union Bankshares, Ltd.:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Union Bankshares, Ltd. (the "Company") to be held on June 6, 2001, at the Westin Hotel -- Tabor Center, 1672 Lawrence Street, Denver, Colorado, at 10:00 a.m.

     The purpose of this meeting is to consider and vote upon (1) the election of Charles R. Harrison, Harold R. Logan, Jr. and Richard C. Saunders as Class I directors; (2) amendment of the Nonemployee Directors' Stock Option Plan to increase the number of shares of the Company's common stock reserved for issuance thereunder from 22,000 shares to 42,000 shares; (3) ratification of the appointment of Baird, Kurtz & Dobson as independent auditors for the current fiscal year; and (4) such other business as may properly come before the meeting or any postponements or adjournments thereof.

     Enclosed is a notice of the Annual Meeting and a Proxy Statement. You are urged to read the Proxy Statement carefully. A proxy is also enclosed for your convenience. Please complete, sign, date and return the proxy promptly, but in any event no later than June 1, 2001. If you attend the Annual Meeting, you may vote your shares personally, whether or not you have previously submitted a proxy.

     Your Board of Directors strongly supports and recommends these actions. Accordingly, we request that you vote in favor of all proposals. We also urge you to make plans if at all possible to attend the meeting in person. Thank you for your consideration.

                                            FOR THE BOARD OF DIRECTORS,

                                            /s/ CHARLES R. HARRISON
                                            Charles R. Harrison
                                            Chairman of the Board of Directors

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY, RETURNING IT PROMPTLY, BUT IN ANY EVENT NO LATER THAN JUNE 1, 2001, TO ENSURE THAT YOUR SHARES ARE VOTED. A BUSINESS REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF YOU MAIL THIS PROXY FROM ANYWHERE IN THE UNITED STATES.

                             UNION BANKSHARES, LTD.
                        1825 LAWRENCE STREET, SUITE 444
                             DENVER, COLORADO 80202

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 6, 2001

To Our Stockholders:

     The 2001 Annual Meeting of Stockholders of Union Bankshares, Ltd., a Delaware corporation (the "Company"), will be held at the Westin Hotel -- Tabor Center, 1672 Lawrence Street, Denver, Colorado, at 10:00 a.m. on June 6, 2001.

     Only stockholders who owned stock at the close of business on April 20, 2001 may vote at this meeting or any adjournments that may take place. At the meeting, the stockholders will be asked to consider and vote upon:

        1. The election of Charles R. Harrison, Harold R. Logan, Jr. and Richard
           C. Saunders to serve as the Class I directors of the Company to hold office until their terms expire in 2004 or until their respective successors are elected;

        2. An amendment to the Nonemployee Directors' Stock Option Plan to increase the number of shares of the Company's common stock reserved for issuance thereunder from 22,000 shares to 42,000 shares;

        3. The ratification of the appointment of Baird, Kurtz & Dobson as the Company's independent auditors for the current fiscal year; and

        4. Such other business as may properly come before the meeting or any postponements or adjournments thereof.

     This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are first being sent to stockholders of the Company on or about April 27, 2001. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination during business hours by any stockholder for purposes related to the Annual Meeting, at the Company's corporate offices located at 1825 Lawrence Street, Suite 444, Denver, Colorado.

     To assure your representation at the Annual Meeting of Stockholders, please sign, date and return your Proxy in the enclosed envelope, whether or not you expect to attend in person. Stockholders who attend the meeting may revoke their proxies and vote in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ BRUCE E. HALL

                                            Bruce E. Hall,
                                            Secretary

Denver, Colorado
April 27, 2001

                                                                  April 27, 2001

                             UNION BANKSHARES, LTD.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 6, 2001

                              GENERAL INFORMATION

     This Proxy Statement is being furnished to the stockholders of Union Bankshares, Ltd., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 10:00 a.m. on June 6, 2001 at the Westin Hotel-Tabor Center, 1672 Lawrence Street, Denver, Colorado, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at all postponements and adjournments thereof. The Company's principal executive offices are located at 1825 Lawrence Street, Suite 444, Denver, Colorado 80202, and its telephone number is (303) 298-5352.

PURPOSES OF THE ANNUAL MEETING

     At the Annual Meeting, holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock"), will be asked to consider and vote upon the following matters:

          1. The election of Charles R. Harrison, Harold R. Logan, Jr. and Richard C. Saunders to serve as the Class I directors of the Company to hold office until their terms expire in 2004 or until their respective successors are elected;

          2. An amendment to the Nonemployee Directors' Stock Option Plan that increases the number of shares of the Company's common stock reserved for issuance thereunder from 22,000 shares to 42,000 shares;

          3. The ratification of the appointment of Baird, Kurtz & Dobson as the Company's independent auditors for the current fiscal year; and

          4. Such other business as may properly come before the meeting or any postponements or adjournments thereof.

     The Board unanimously recommends that the stockholders vote "FOR" each of the proposals described in this Proxy Statement. As of the date of this Proxy Statement, the Board knows of no other business to come before the Annual Meeting. The enclosed proxy, however, gives discretionary authority in the event that any additional matters should be presented.

RECORD DATE; QUORUM; VOTE REQUIRED

     The Board has fixed the close of business on April 20, 2001 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, 2,399,794 shares of Common Stock were issued, outstanding and entitled to vote. The presence, either in person or by properly executed proxy, of the holders of at least one-third of the outstanding shares of Common Stock as of the Record Date is necessary to constitute a quorum. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter that may properly come before the Annual Meeting. There is no cumulative voting. Directors of the Company are elected by a plurality of the shares entitled to vote on the election and present, in person or by proxy, at the Annual Meeting. Thus, the three director candidates receiving the highest number of votes will be elected. The affirmative vote of a majority of the shares of Common Stock represented in person or by properly executed proxy is required to approve the ratification of the Company's auditors and the amendment to the Company's Nonemployee Directors' Stock Option Plan, as set forth in this Proxy Statement.

PROXIES

     All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted "FOR" approval of the election of the Board's three nominees as directors of the Company, "FOR" the approval of the amendment to the Company's Nonemployee Director Stock Option Plan and "FOR" the ratification of Baird, Kurtz & Dobson as independent auditors. If other matters are presented properly to the stockholders for action at the Annual Meeting or postponements or adjournments thereof, then the persons named in the proxies will have discretionary authority to vote all proxies with respect to such additional matters.

     Any stockholder present (including broker non-votes) at the Annual Meeting, but who abstains from voting, shall be counted for purposes of determining whether a quorum exists. With respect to the approval of all of the proposals, abstentions will have the same effect as a vote against the nominee or proposal and broker non-votes will have no effect on the proposals (except for purposes of determining whether a quorum is present at the Annual Meeting). A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     Any proxy may be revoked at any time before it is voted by (a) written notice to the Secretary of the Company, (b) receipt of a proxy properly signed and dated subsequent to an earlier proxy or (c) revocation of a written proxy by request in person at the Annual Meeting. If not revoked, the shares of Common Stock represented by a properly executed proxy will be voted according to the proxy.

     The enclosed proxy is being solicited by the Board on behalf of the Company. The cost of preparing, assembling, mailing, and soliciting Proxies and other related expenses will be borne by the Company. The Company intends to request banks, brokerage houses, custodians, nominees, and other fiduciaries to forward copies of these proxy materials to those persons for whom they hold shares. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no compensation for their services other than their regular salaries, may solicit proxies in person or by telephone.

     The Company's Annual Report to Stockholders on Form 10-KSB containing the Company's financial statements for the fiscal year ended December 31, 2000 is being mailed to Stockholders with this Proxy Statement. The Annual Report does not constitute a part of the proxy soliciting material.

                                 PROPOSAL ONE:

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation establishes a classified Board with three classes of directors. At each annual meeting of stockholders, the successors to the class of directors whose terms expire at that meeting are elected to serve as directors for a three-year term. At this annual meeting, three directors are nominated for election to hold office until the annual meeting of stockholders in 2004 or until their successors are elected and shall qualify.

     The Board has nominated Charles R. Harrison, Harold R. Logan, Jr. and Richard C. Saunders for election to the Board. Each nominee is currently a director of the Company. To be elected, each nominee must receive the favorable vote of a plurality of the votes cast. Although the Company has no reason to believe that any of the nominees will be unwilling or unable to serve as directors, if any of the nominees is not available for election, properly executed proxies will be voted for the election of such substitute nominees as may be designated by the Board.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH NOMINEE IDENTIFIED ABOVE.

     Brief statements setting forth the principal occupations of and other information concerning the nominees appear below.

INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the names, ages and titles of the executive officers and the members of, and nominees for election to, the Board:

                                                                          TERM AS
                                                                          DIRECTOR
NAME AND AGE OF DIRECTOR               DIRECTOR SINCE   DIRECTOR CLASS   EXPIRES IN             POSITION
------------------------               --------------   --------------   ----------             --------
Charles R. Harrison, 54..............       1985           I                2004*     Chairman of the Board and
                                                                                        Chief Executive Officer
Herman J. Zueck, 59..................       1985          III               2003      President and Director of
                                                                                      the Company; Chairman of the
                                                                                        Board of Directors and
                                                                                        Chief Executive Officer of
                                                                                        Union Bank & Trust
Bruce E. Hall, 48....................       1989           II               2002      Vice President, Treasurer,
                                                                                        Secretary and Director
Jerrold B. Evans, 56.................       1994          III               2003      Vice Chairman of Union Bank
                                                                                        & Trust and Director
Charles B. Worthington, 59...........       2000           II               2002      President of Union Bank &
                                                                                        Trust and Director
Wayne T. Biddle, 76..................       1993          III               2003      Director
Ralph D. Johnson, 73.................       1993           II               2002      Director
Harold R. Logan, Jr., 56.............       1998           I                2004*     Director
Richard C. Saunders, 60..............       1993           I                2004*     Director

---------------

* Assuming election at the Annual Meeting.

     Charles R. Harrison has been Chairman of the Board and Chief Executive Officer of the Company since its founding in 1985, and was President of the Company from its founding until December 1994. From 1979 until its sale in June 1998, Mr. Harrison was Chairman of the Board of Directors and Chief Executive Officer of American Securities Transfer & Trust, Inc., a Denver-based securities transfer agent. Mr. Harrison was Senior Vice President, Cashier and a Director of Arvada State Bank, Arvada, Colorado, from August 1976 until February 1979. At the same time, he served as the President of the Colorado chapter of the American Institute of Banking. From 1969 until 1976, Mr. Harrison served in roles of increasing responsibility, including Vice President and Cashier, at Jefferson Bank & Trust in Lakewood, Colorado.

     Herman J. Zueck has been a Director of the Company since 1985 and the Company's President since 1997. Prior to 1997, he served as the Company's Vice President and Executive Vice President. He is also Chairman of the Board of Directors and Chief Executive Officer of Union Bank & Trust, a state-chartered commercial bank located in Denver, Colorado (the "Bank"), all of the capital stock of which was acquired in 1985 by the Company, since 1985. From 1982 to 1985, Mr. Zueck was Chairman of the Board of Directors, Chief Executive Officer and President of Affiliated Littleton National Bank in Littleton, Colorado, a subsidiary of Affiliated Bankshares of Colorado, Inc. ("Affiliated"). Prior to that time, Mr. Zueck served in officer positions of increasing seniority at two other Affiliated bank subsidiaries, Affiliated Denver National Bank and Affiliated Lakeside National Bank. Mr. Zueck has over 36 years of banking industry experience.

     Bruce E. Hall has been Vice President, Treasurer, Secretary and a Director of the Company since 1989. Mr. Hall also conducts an accounting tax consulting practice in Denver, Colorado. From 1981 until its sale in

June 1998, Mr. Hall was Vice President, Chief Financial Officer, Secretary and Treasurer of American Securities Transfer & Trust, Inc. Mr. Hall is a certified public accountant.

     Jerrold B. Evans has served as Vice Chairman of the Bank since February 2000, served as its President and senior loan officer from January 1989 to February 2000 and its Executive Vice President and senior loan officer from June 1986 to December 1988. He was elected to the Board of Directors of the Company at the 1994 Annual Meeting of Stockholders. Mr. Evans has served on the Bank's Board of Directors since 1987 and its Loan Committee since 1986. From 1980 to 1986, Mr. Evans was Senior Vice President and senior loan officer for the First National Bank of Englewood, Englewood, Colorado, a subsidiary of Affiliated. From 1972 until 1980, Mr. Evans served First National Bank of Englewood in a variety of officer positions of increasing responsibility. Mr. Evans has over 24 years of banking industry experience, and is a past President of the Rocky Mountain Chapter of Robert Morris Associates, a banking industry association.

     Charles B. Worthington has been a Director of the Company since 2000. Mr. Worthington has been a Director of the Bank since 1999, served as President of the Bank since 2000 and served as a branch President from 1997 to 2000. From 1994 to 1997, Mr. Worthington was Executive Vice President of Western National Bank of Colorado Springs and Premier Bank of Lenexa, Kansas. Prior to that, Mr. Worthington served Colorado National Bank in a variety of officer positions. Mr. Worthington has over 29 years of banking industry experience.

     Wayne T. Biddle has been a Director of the Company since 1993 and a director of the Bank since 1978. He also was a director and Vice Chairman of Caza Drilling Co., a Denver-based contract drilling and exploration company from 1987 to 1994. In addition, Mr. Biddle served as a director of Associated Natural Gas, Inc., a Denver-based company, from 1983 until 1994. Currently, Mr. Biddle owns 51% of Taurus, Ltd., a Denver-based investment company.

     Ralph D. Johnson has been a Director of the Company since 1993 and a director of the Bank since 1970. Mr. Johnson was chief executive officer of Johnson Storage & Moving, a Denver-based moving company, from 1960 until his retirement in September 1995. Mr. Johnson is also a member of the Colorado Bar Association.

     Harold R. Logan, Jr. has been a Director of the Company since 1998 and a director of the Bank since 1996. He serves as Executive Vice President, Chief Financial Officer and Director of TransMontaigne Oil Company, a publicly-held holding company engaged in the marketing and distribution of petroleum products. From 1987 to 1995, Mr. Logan was Senior Vice President of Finance and a Director of Associated Natural Gas Corporation. Mr. Logan is also a member of numerous other trade and educational associations.

     Richard C. Saunders has been a Director of the Company since 1993 and a director of the Bank since 1982. Mr. Saunders is also the President, Chief Executive Officer, majority shareholder and Director of Saunders Construction, Inc., a Denver-based commercial building contractor. Mr. Saunders has over 40 years of building and construction industry experience.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors met eight times in 2000. Except for Mr. Logan, each director attended 75% or more of the total number of meetings of Board and committees on which he served that were held during 2000. The Board of Directors has established the following standing committees:

     Compensation Committee. The Compensation Committee is comprised of Messrs. Logan (Chairman), Johnson and Saunders. It met two times during 2000. The Compensation Committee is authorized to review the compensation of the officers of the Company and the Bank and to make recommendations to the Board of Directors concerning officers' salaries, stock options and any other forms of compensation, review recommendations to the Board concerning the compensation of the directors, and perform such other functions as the Board may direct. The members of the Compensation Committee are elected annually by the directors.

     Audit Committee. In accordance with its written charter adopted by the Board, the Audit Committee of the Board has the responsibility of making recommendations to the Board concerning the engagement of the

Company's independent auditors, reviewing the overall scope and results of the annual audit, and performing such functions as may be prescribed by the Board of Directors. The members of the Audit Committee are elected annually by the directors. The current members of the Audit Committee are Messrs. Johnson (Chairman), Biddle, Logan and Saunders, each of whom are independent of management and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a committee member, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, as modified or supplemented. The Audit Committee met four times during 2000.

AUDIT COMMITTEE REPORT

  Union Bankshares, Ltd. Audit Committee Report

     The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, subject to Regulation 14A or 14C promulgated by the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

     In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for the oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2000, the Audit Committee met four times. In addition to those meetings, the Audit Committee reviewed and discussed the interim financial information contained in each quarterly earnings announcement and the audited financial statements for 2000 with the Company's Chief Executive Officer, President and Vice President, and at times, with the Chief Financial Officer of Union Bank & Trust. The Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     The Audit Committee has also reviewed and discussed the interim financial information contained in each quarterly earnings announcement and the audited financial statements for 2000 with Baird, Kurtz & Dobson, the Company's independent auditors. The Audit Committee discussed with Baird, Kurtz & Dobson matters required to be discussed by the Statements on Auditing Standards No. 61, Communication with Audit Committees, and No. 90, Audit Committee Communications, as modified or supplemented, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from Baird, Kurtz & Dobson required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Baird, Kurtz & Dobson the independence of such auditors. The Audit Committee considered whether the auditor's provision for non-audit service is compatible with independence and concluded that the services rendered to the Company by its auditors are compatible with maintaining the principal accountant's independence.

     Based on the above-referenced review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

                                            Audit Committee of Union Bankshares,
                                            Ltd.

                                            Ralph D. Johnson, Chairman
                                            Wayne T. Biddle
                                            Harold R. Logan, Jr.
                                            Richard C. Saunders

DIRECTOR COMPENSATION

     In 2000, the Company paid its nonemployee directors an annual retainer of $7500 plus per meeting fees of $750 (Board of Directors) and $300 (Committee). The Company reimburses its nonemployee directors for their reasonable expenses incurred in attending Board and committee meetings. Under the Company's Equity Compensation Plan for Nonemployee Directors (the "Director Equity Plan"), nonemployee directors may elect to receive their retainer in shares of the Company's Common Stock, instead of cash. In addition, the Company has adopted the Nonemployee Directors' Stock Option Plan (the "Directors' Plan") to enhance its ability to continue to attract, retain, and motivate qualified persons to serve as nonemployee directors of the Company.

     Nonemployee Directors' Stock Option Plan. Under the Directors' Plan, which was approved by the Company's stockholders in December 1992, nonemployee directors of the Company receive stock options to encourage and provide incentives for a high level of performance. Only directors who are not also employees of the Company or any of its subsidiaries are eligible to participate in the Directors' Plan. The Company has four nonemployee directors.

     An aggregate of 22,000 shares of Common Stock are currently reserved for issuance under the Directors' Plan. Nonemployee directors are automatically granted options to purchase 500 shares once during each fiscal year following election to the Board. The Board or a committee consisting of such Board members or other persons as may be appointed by the Board has the authority to administer the Directors' Plan. The Directors' Plan is currently administered by the Board of Directors. As further discussed in Proposal Two, the Company has proposed the amendment of the Directors' Plan to increase the number of shares reserved for issuance thereunder to 42,000.

     Each option granted under the Directors' Plan is exercisable beginning one year from the date of grant and expires five years from the date of grant. The option exercise price must be equal to 100% of the fair market value of the stock on the date of grant of the option. The option price must be paid in cash. Options granted pursuant to the Directors' Plan may not be exercised more than three months after the option holder ceases to be a director of the Company, except that in the event of the death or permanent and total disability of the option holder, the option may be exercised by the holder or his estate, as the case may be, for a period of up to one year after the death or permanent or total disability. Options granted to directors under the Directors' Plan are treated as nonstatutory stock options under the Internal Revenue Code of 1986, as amended.

     The Directors' Plan provides that the total number of option shares covered by such plan, the number of shares covered by each option and the exercise price per share may be proportionately adjusted by the Board or the committee in the event of a stock split, reverse stock split, stock dividend or similar capital adjustment effected without receipt of consideration by the Company.

     As of April 20, 2001, the Company has granted options that are currently outstanding on a total of 9,000 shares of Common Stock under the Directors' Plan at a weighted average exercise price of $11.68 per share.

     The Board may amend or terminate the Directors' Plan at any time without the approval of the stockholders; provided, however, that stockholder approval is required for any amendment that increases the number of shares for which options may be granted, changes the designation of the class of persons eligible to participate or changes in any material respect the limitations or provisions of the options subject to the Directors' Plan. No action by the Board or stockholders, however, may alter or impair any option previously granted without the consent of the optionee.

     Equity Compensation Plan for Nonemployee Directors. The Director Equity Plan was approved by the Company's stockholders at the 1994 Annual Meeting, and took effect in 1995. The Director Equity Plan authorizes the issuance of up to 100,000 shares of Common Stock to directors of the Company who are not also employees of the Company or any subsidiary of the Company. The Company presently has four nonemployee directors.

     The Director Equity Plan is administered by the Board, and provides that each nonemployee director will be given the option to elect to receive his annual retainer for a particular fiscal year of the Company in Common Stock rather than cash. The number of shares of Common Stock to be issued to a nonemployee director making such election is equal to the then-current annual retainer paid by the Company (currently $7500) divided by 100% of the fair market value of the Company's Common Stock on the first trading day of the fiscal year. The Common Stock will be forfeited and returned to the Company, however, if the nonemployee director does not remain a director of the Company through the end of the fiscal year or fails to attend at least 75% of all Boards and applicable Board committee meetings held during such year. The forfeiture of the Common Stock will occur whether the nonemployee director ceases to be a director of the Company voluntarily or involuntarily, except that no forfeiture will occur if the participant ceases to be a director due to his death or disability. In addition, these forfeiture provisions will be of no effect upon a change of control of the Company.

     Unless a nonemployee director makes an election permitted under the federal income tax laws, shares issued pursuant to the Director Equity Plan in lieu of the annual retainer will not be taxable to the nonemployee director until the forfeiture restrictions lapse at the end of the fiscal year. At that time, the nonemployee director will have ordinary income equal to the fair market value of the shares on that date. The amount that is includable in income by the nonemployee director is deductible by the Company at the same time as the inclusion in income by the nonemployee director. Common Stock issued under the Director Equity Plan in lieu of the annual retainer is not transferable until after the forfeiture provisions lapse other than by will or the laws of descent and distribution in the event of the director's death or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act or the rules thereunder.

     A nonemployee director may terminate his election to receive his annual retainer in Common Stock only upon giving the Company an irrevocable, six months' advance notice to that effect.

     The Board may from time to time alter, amend, suspend or discontinue the Director Equity Plan, except that it may not take any action which would adversely affect the rights and obligations with respect to Common Stock which has been issued under the Director Equity Plan. The Board may not, without the approval of the stockholders, (a) materially increase the maximum number of shares of Common Stock that may be issued pursuant to the Plan (unless necessary to effect adjustments for stock splits, stock dividends, recapitalizations and similar events), (b) materially increase the benefits accruing to participants under the Director Equity Plan, or (c) materially modify the requirements as to eligibility for participation in the Director Equity Plan. As of April 20, 2001, 15,743 shares have been issued pursuant to the Director Equity Plan.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the cash compensation paid by the Company to the Chairman and Chief Executive Officer of the Company, and the four most highly compensated executive officers of the Company other than the Chairman and Chief Executive Officer. The table shows compensation received during the fiscal years ended December 31, 1998, 1999 and 2000.

                                   ANNUAL COMPENSATION                     LONG-TERM COMPENSATION
                           -----------------------------------     --------------------------------------
NAME AND                          SALARY     BONUS      OTHER      RESTRICTED   OPTIONS/
PRINCIPAL POSITION         YEAR     ($)       ($)        ($)         STOCK      SARS(#)      ALL OTHER($)
------------------         ----   -------   -------     ------     ----------   --------     ------------
Charles R. Harrison......  2000   162,500   162,000     16,710(1)      0         15,000         13,600(3)
  Chairman & Chief         1999   148,000   121,500     15,008(1)      0              0         13,881(3)
  Executive Officer        1998   131,000         0(4)  15,574(1)      0         52,288(2)      11,750(3)
Herman J. Zueck..........  2000   262,500   216,000     20,464(5)      0          5,000         23,600(6)
  President                1999   250,000   162,000     27,853(5)      0              0         24,400(6)
                           1998   236,000         0(4)  23,927(5)      0         56,517(2)      21,000(6)
Bruce E. Hall............  2000   172,500   162,000      9,982(1)      0          5,000         13,600(3)
  Vice-President,          1999   158,000   121,500      9,611(1)      0              0         14,400(3)
  Secretary &              1998   141,000    60,000(4)   9,920(1)      0         23,944(2)      11,750(3)
  Treasurer
Jerrold B. Evans.........  2000   120,000         0(4)   8,640(7)      0          3,212(2)       9,640(3)
  Vice Chairman of         1999   113,985         0(4)  15,587(7)      0          4,960(2)      10,844(3)
  Union Bank & Trust       1998   108,557         0(4)  16,257(7)      0          6,212(2)       9,285(3)
Charles B. Worthington...  2000   115,000    21,000      4,200(7)      0          5,000          9,625(3)
  President of Union       1999    84,000    22,000      2,800(7)      0          5,000          7,239(3)
  Bank & Trust             1998    80,000     7,500(4)       0         0          5,814(2)           0

---------------

(1) Includes amounts included in officer's gross income for personal use of a Company car, the cost of country club and/or athletic club dues and tax advice provided by third parties.

(2) Represents shares underlying stock options granted in designated year. The Company has made no SAR grants. Includes 39,088, 52,117, 19,544, 11,384 and 814 shares underlying stock options received by Messrs. Harrison, Zueck, Hall, Evans and Worthington, respectively, pursuant to the Company's Option Bonus Plan.

(3) Represents Company's contributions to officer's account in the Company's 401(k) Profit Sharing Plan.

(4) Does not reflect amounts elected by officer to be taken in the form of options pursuant to the Company's Option Bonus Plan. See Footnote (2).

(5) Includes amounts included in officer's gross income for personal use of a Company car, the cost of country club and/or athletic club dues, Board of Directors or director fees for service as a member of the Bank's Board of Directors, life insurance and tax advice provided by third parties.

(6) Includes the Company's contributions to officer's account in the Company's 401(k) Profit Sharing Plan and matching amounts under the Company's Deferred Compensation Plan.

(7) Includes amounts included in officer's gross income for an automobile allowance, the cost of country club dues and Board of Directors of director fees for service as a member of the Bank's Board of Directors.

     For fiscal year 2001, the Company's Board of Directors has set the salaries of Charles R. Harrison, Herman J. Zueck and Bruce E. Hall at $162,500, $262,500 and $172,500, respectively. Jerrold B. Evans's and Charles B. Worthington's salaries for 2001 have been set at $96,000 and $150,000, respectively.

EMPLOYMENT AGREEMENTS

     Effective as of January 1, 2001, Messrs. Hall, Harrison, Worthington and Zueck each entered into three-year employment agreements with the Company. Each of the agreements is terminable at any time by either the Board or the employed officer. The Company may terminate the agreements at any time for cause without incurring any post-termination obligation to the terminated officer. The agreements each provide severance benefits in the event the officer is terminated without cause, including severance compensation equal to the officer's base salary for the balance of the term of the agreement and a bonus for each year remaining in the term based upon past bonuses. The Company also must pay the officer all accrued salary, vested deferred compensation, and other benefits then due the officer. The agreements provide for annual renewal for successive one-year periods. If the Company elects not to renew the officer's agreement, the officer may terminate his employment prior to the expiration of the remaining term and receive compensation equal to that payable upon a change in control of the Company. Each of Messrs. Hall, Harrison and Zueck's agreements provide that upon termination based on a change in control, the officer shall be paid severance compensation equal to three times his salary at the rate in effect at the time of termination, plus a bonus based upon past bonuses. Mr. Worthington's agreement provides that upon termination based on a change in control, he shall be paid severance compensation equal to two times his salary at the rate in effect at the time of termination, plus a bonus based upon past bonuses. At the election of the officer, severance compensation may be paid in a lump sum.

     The agreements also require each officer to devote his entire business time to the Company, except for limited time and services for the management of his personal investments, or except with the prior consent of the Company. Each of Messrs. Hall, Harrison, Worthington and Zueck is prohibited from competing with the Company or its subsidiaries for a period of two years following his voluntary termination of the agreement, but is not prohibited from competing with the Company in the event he is terminated without cause or upon a change in control. The agreements each include provisions for the increase of the officer's salary, performance bonuses, reimbursement for financial and tax planning, an automobile allowance, participation in the Company's benefit plans and disability benefits.

INDEMNIFICATION AND LIABILITY INSURANCE

     The Company's Certificate of Incorporation and Bylaws provide that the Company shall indemnify all directors and officers of the Company to the fullest extent now or hereafter permitted by the Delaware General Corporation Law. Under such provisions any director or officer, who in his capacity as such, is made or threatened to be made a party to any suit or proceeding shall be indemnified if such director or officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

     There is no pending litigation or proceeding involving a director, officer, employee or other agent of the Company as to which indemnification is being sought. The Company is not aware of any other threatened litigation that may result in claims for indemnification by any director, officer, employee or other agent.

     The Company has purchased a directors and officers insurance policy providing not less than a $3.0 million coverage limit in the aggregate per year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors and persons who are beneficial owners of more than 10% of the Company's equity securities ("10% Beneficial Owners"), to file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and 10% Beneficial Owners are required by SEC regulation to furnish the Company with copies of such reports.

     Based primarily upon the Company's review of the SEC Forms 3, 4 and 5 and amendments thereto submitted to it during the most recent fiscal year and upon written representations it has obtained from some of these persons, the Company believes that during the fiscal year ended December 31, 2000, the Company's officers, directors, and 10% Beneficial Owners have complied with all such filing requirements.

OPTION GRANTS

     The following table sets forth information concerning the grants of stock options made during fiscal year 2000 to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company whose compensation exceeded $100,000 during fiscal year 2000:

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                                INDIVIDUAL GRANTS
                                              ------------------------------------------------------
                                               NUMBER OF      % OF TOTAL
                                               SECURITIES    OPTIONS/SARS
                                               UNDERLYING     GRANTED TO    EXERCISE OR
                                              OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION
NAME                                           GRANTED(#)    FISCAL YEAR     ($/SHARE)       DATE
----                                          ------------   ------------   -----------   ----------
Charles R. Harrison.........................     15,000(2)      24.7%         12.375      1/26/2011
Herman J. Zueck.............................      5,000(2)       8.2%         12.375      1/26/2011
Bruce E. Hall...............................      5,000(2)       8.2%         12.375      1/26/2011
Jerrold B. Evans............................      1,000(2)       1.6%         12.375      1/26/2011
                                                  2,212(3)       3.6%         12.375      1/26/2011
Charles B. Worthington......................      5,000(2)       8.2%         12.375      1/26/2011

---------------

(1) The Company has made no SAR grants.

(2) Consists of options vesting in increments over a 3-year schedule from 2001-2003.

(3) Consists of options acquired pursuant to the Company's Option Bonus Plan which vest six months from the date of grant.

OPTION EXERCISES AND VALUES

     The following table sets forth information with respect to the Company's Chief Executive Officer and the three other most highly compensated executive officers of the Company whose compensation exceeded $100,000 during fiscal year 2000 concerning options exercised during 2000, the value realized upon exercise and the number and value of unexercised options held as of December 31, 2000:

   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTIONS/SAR
                                     VALUES

                                                                                             VALUE OF
                                                                           NUMBER OF        UNEXERCISED
                                                                          UNEXERCISED      IN-THE-MONEY
                                                                        OPTIONS/SARS AT   OPTIONS/SARS AT
                                                                           FY-END(#)         FY-END($)
                                  SHARES ACQUIRED                        EXERCISABLE/      EXERCISABLE/
NAME                              ON EXERCISE(#)    VALUE REALIZED($)    UNEXERCISABLE     UNEXERCISABLE
----                              ---------------   -----------------   ---------------   ---------------
Charles R. Harrison.............         0                  0           236,488/10,000      1,175,244/0
Herman J. Zueck.................         0                  0           155,056/ 3,333        580,590/0
Bruce E. Hall...................         0                  0           114,115/ 3,333        528,739/0
Jerrold B. Evans................         0                  0            41,532/ 3,212        187,936/0
Charles B. Worthington..........         0                  0            16,814/ 5,000          3,657/0

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of April 20, 2001, regarding beneficial ownership of the Company's Common Stock: (a) by each person who owns of record (or is known by the Company to own beneficially) more than 5% of the Common Stock or as to which he has the right to acquire within 60 days of April 20, 2001; (b) by each director and named executive officer of the Company; and (c) by all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

                                                              NUMBER OF     PERCENTAGE OF
NAME AND ADDRESS                                               SHARES       COMMON STOCK
----------------                                              ---------     -------------
Charles R. Harrison.........................................    749,208(1)      23.9%
  1825 Lawrence Street, Suite 444
  Denver, CO 80202
Herman J. Zueck.............................................    292,256(2)       9.3%
  100 Broadway
  Denver, CO 80203
Bruce E. Hall...............................................    421,564(3)      13.5%
  1825 Lawrence Street, Suite 444
  Denver, CO 80202
Charles B. Worthington......................................     17,194(4)       0.5%
  100 Broadway
  Denver, CO 80203
Jerrold B. Evans............................................     69,874(5)       2.2%
  1825 Lawrence Street, Suite 444
  Denver, CO 80202
Wayne T. Biddle.............................................     45,168(6)       1.4%
  1825 Lawrence Street, Suite 444
  Denver, CO 80202
Ralph D. Johnson............................................     93,620(7)       3.0%
  1825 Lawrence Street, Suite 444
  Denver, CO 80202
Harold R. Logan, Jr. .......................................      7,596(8)       0.2%
  1825 Lawrence Street, Suite 444
  Denver, CO 80202
Richard C. Saunders.........................................     88,068(9)       2.8%
  1825 Lawrence Street, Suite 444
  Denver, CO 80202
All officers and directors as a group (9 persons)...........  1,784,548(10)     57.0%

---------------

 (1) Includes 236,488 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 10,000 options that will vest in the next two years.

 (2) Includes 155,056 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 3,333 options that will vest in the next two years.

 (3) Includes 114,115 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 3,333 options that will vest in the next two years.

 (4) Includes 16,814 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 5,000 options that will vest in the next two years.

 (5) Includes 41,532 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 3,212 options that will vest in the next two years.

 (6) Includes 2,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 500 options that will vest in the next year.

 (7) Includes 2,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 500 options that will vest in the next year.

 (8) Includes 1,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 500 options that will vest in the next year.

 (9) Includes 2,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Does not include an additional 500 options that will vest in the next year.

(10) Includes 571,005 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days as set forth in footnotes (1) through (9) above.

SHAREHOLDERS' AGREEMENT

     Pursuant to a Shareholders' Agreement among Charles R. Harrison, Herman J. Zueck, Bruce E. Hall, Wayne T. Biddle, Jerrold B. Evans, Lloyd E. Hayne, Ralph
D. Johnson, Richard C. Saunders and C. Gale Sellens (collectively, the "Shareholders," and individually, a "Shareholder") and the Company dated December 31, 1992 (the "Shareholders' Agreement"), the Shareholders agreed to certain restrictions upon the transfer of shares of the Company's Common Stock owned by any of the Shareholders ("Shares"). The Shareholders' Agreement was amended and restated as of January 26, 1994 (the "Amended and Restated Shareholders' Agreement"). Among other things, the Amended and Restated Shareholders' Agreement provides that any member of the Bank Director Group (as defined by the Amended and Restated Shareholders' Agreement) wishing to transfer any or all of the Shares owned by him must, except in the case of certain transfers, give notice of such intent to the Company, the Management Group (as defined by the Amended and Restated Shareholders' Agreement) and the other members of the Bank Director Group, and that the members of the Management Group and the other members of the Bank Director Group have rights of first refusal with respect to such Shares.

     Under the Amended and Restated Shareholders' Agreement, a member of the Management Group wishing to transfer any or all of the Shares owned by him must, except in the case of certain transfers, give notice of such intent to the Company and the other members of the Management Group, and the other members of the Management Group have rights of first refusal with respect to such Shares.

     On January 25, 1995, the Amended and Restated Shareholders' Agreement was amended to modify the definition of "Shares" to include any transferable options, warrants or other rights to purchase Common Stock of the Company that were owned by the Shareholders as of December 31, 1992, to provide that, if the other members of the Management Group so agree, a member of the Management Group may dispose of his Shares without offering the Shares to the other Shareholders, and to extend the right of first refusal to purchase Shares offered by a member of the Management Group to members of the Bank Director Group.

     The Second Amendment to the Amended and Restated Shareholders' Agreement dated October 28, 1997 was adopted by the Management Group to amend the provisions concerning the disposition of a deceased Management Group member's shares.

     On March 22, 2001, the Third Amendment to the Amended and Restated Shareholders' Agreement was adopted to add Harold R. Logan, Jr. and Charles B. Worthington to the definitions of Shareholder and Bank Director Group under the Amended and Restated Shareholders' Agreement. In addition, the amendment provided that upon the election of a director to the Board and execution by such director of a counterpart signature page to the Amended and Restated Shareholders' Agreement, such director shall be added as a Shareholder and party in all respects to the Amended and Restated Shareholders' Agreement, and shall be included in the definition of "Bank Director Group."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     Credit Transactions. The officers, directors and principal stockholders of the Company and the Bank, and members of their immediate families and businesses in which these individuals hold controlling interests, are customers of the Bank and it is anticipated that such parties will continue to be customers of the Bank in the future. Credit transactions with these parties are subject to review by the Bank's Board of Directors. All outstanding loans and extensions of credit by the Bank to these parties were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (in the opinion of management) did not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2000, the balance of the Bank's loans and advances under existing lines of credit to these parties was approximately $3,219,000 or 1.5% of the Bank's total loans.

     Certain Relationships. Mr. Zueck is a director, treasurer, and beneficial owner of 7.4% of the mortgage company with which the Bank conducts business.

                                 PROPOSAL TWO:

             AMENDMENT OF NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN
                         TO INCREASE AUTHORIZED SHARES

     Shareholders are being asked to consider and vote upon a proposal to approve an amendment of the Nonemployee Directors' Stock Option Plan (the "Directors' Plan") that will increase the number of shares authorized for issuance under the Directors' Plan by 20,000 shares, from 22,000 to 42,000 shares. At April 20, 2001, the Company had granted options to purchase 19,500 shares of Common Stock pursuant to the Directors' Plan. Please see Page 7 for a complete discussion of the Directors' Plan.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting entitled to vote will be required to approve the amendment of the Directors' Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE DIRECTORS' PLAN.

                                PROPOSAL THREE:

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Action is being taken by the Stockholders at the Annual Meeting with respect to the ratification of the selection by the Board of Baird, Kurtz & Dobson to be independent auditors of the Company for the fiscal year ending December 31, 2001. The Board has selected Baird, Kurtz & Dobson as the independent certified public accountants to audit the Company's financial statements for the fiscal year ended December 31, 2001.

     A representative of Baird, Kurtz & Dobson will be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting entitled to vote will be required to ratify the selection of Baird, Kurtz & Dobson as the Company's independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BAIRD, KURTZ & DOBSON AS THE COMPANY'S INDEPENDENT AUDITORS.

INDEPENDENT ACCOUNTANTS

     General. Baird, Kurtz & Dobson served as independent public accountants for the purpose of auditing the Company's consolidated financial statements for the fiscal year ended December 31, 2000 and will continue to serve as the Company's independent accountants for the fiscal year ending December 31, 2001.

     Audit Fees. The aggregate fees of Baird, Kurtz & Dobson for the audit of the Company's financial statements at and for the fiscal year ended December 31, 2000 and reviews of the Company's Quarterly Reports on Form 10-QSB were $79,700, of which an aggregate of $7,600 has been billed through December 31, 2000.

     Financial Information Systems and Implementation Fees. There were no fees for professional services for financial information systems design and implementation rendered by Baird, Kurtz & Dobson to the Company for the fiscal year ended December 31, 2000.

     All Other Fees. The aggregate fees for services other than those discussed above rendered by Baird, Kurtz & Dobson to the Company for the fiscal year ended December 31, 2000 were $44,985, of which an aggregate of $24,760 has been billed through December 31, 2000. These services primarily related to Securities and Exchange Commission filings and income tax calculations.

                                 OTHER MATTERS

     The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described above. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxies in respect of any such business in accordance with their best judgment.

                       PROPOSALS FOR 2002 ANNUAL MEETING

     Stockholders who intend to present proposals at the 2002 annual meeting, which the Company currently expects to hold in May 2002, must deliver them to the Company at its principal executive offices at least 150 days prior to the meeting or by December 21, 2001, whichever is earlier, for inclusion in the proxy statement and form of proxy relating to that meeting. All proposals must comply with the applicable requirements of the federal securities laws and the Company's Bylaws.

                                                                      SCHEDULE A

                             UNION BANKSHARES, LTD.

                            AUDIT COMMITTEE CHARTER

COMPOSITION

     The audit committee shall be composed of at least three directors who are independent of the management of the company and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member and are, or will shortly become, financially literate with respect to banking. In addition, the members of the audit committee shall understand financial statements. At least one of the members shall have past or present experience in finance or accounting. The members of the committee and chairman shall be appointed by and serve at the discretion of the board. At least one member of the committee shall also serve on Union Bank and Trust's audit committee to ensure the objectives of the audit committee are also fulfilled at the Union Bank & Trust level.

OBJECTIVES OF THE AUDIT COMMITTEE

     The audit committee shall assist the board of directors in fulfilling its responsibility to the shareholders relating to corporate accounting and financial reporting practices of the company and the quality and integrity of the financial reports of the company.

SPECIFIC RESPONSIBILITIES OF THE AUDIT COMMITTEE

     In fulfilling its objective, the audit committee shall have responsibility with respect to:

  The Company's Risk and Control Environment

     - To review management's overview of the risks, policies, procedures and controls surrounding the integrity of financial reporting and, particularly, the adequacy of the company's controls in areas involving significant financial and business risks;

     - To review, with the company's counsel, legal matters, including litigation, compliance with securities trading policies, the foreign corrupt practices act and other laws having a significant impact on the company's business or its financial statements; and

     - To investigate any matter brought to its attention within the scope of its duties, and retain outside counsel for this purpose if, in its judgment, that is appropriate;

  The Retention and Relationship with the Independent Accountants

     - To participate, on behalf of the board of directors, in the process by which the company selects the independent accountants to audit the company's financial statements, evaluate annually the effectiveness and objectivity of such accountants and recommend the engagement or replacement of independent accountants to the board of directors;

     - To have an open line of communication with the independent accountants;

     - To approve the fees and other compensation paid to the independent accountants; and

     - To review the independence of the independent accountants prior to engagement, annually discuss with the independent accountants their independence based upon the written disclosures and the letter from the independent accountants required by Independent Standards Board No. 1, as modified or supplemented, and discuss with the board of directors any relationships that may adversely affect the independence of the independent accountants.

  The Financial Reporting Process

     - To meet with the independent accountants and the financial management of the company with respect to major changes to the company's auditing and accounting principles;

     - To meet with the independent accountants and the financial management of the company together, and separately with the independent accountants,
       (a) prior to the performance by the independent accountants of the annual audit to discuss the scope of the proposed audit for the current year and the audit procedures to be utilized; and (b) at the conclusion of the audit to discuss (i) the independent accountants' judgements about the quality, not just the acceptability, of the company's accounting principles as applied in its financial reporting, the consistency of application of the company's accounting policies and the clarity, consistency and completeness of the entity's accounting information contained in the financial statements and related disclosures, (ii) the adequacy and effectiveness of the accounting and financial controls of the company, including the internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper, and any recommendations for improvement of such internal control procedures or for new or more detailed controls or procedures of the company, (iii) any other results of the audit, including any comments or recommendations and (iv) the views of the independent accountants with respect to the financial, accounting and auditing personnel and the cooperation that the independent accountants received during the course of the audit;

     - To review and discuss with the independent accountants and the financial management of the company the company's financial results before they are made public. In general, the chairman of the audit committee may represent the entire committee with respect to the review and discussions about interim financial results; and

     - To review other reports submitted by the company to any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants;

  Other Responsibilities of the Audit Committee:

     - To review and update periodically the charter for the audit committee;

     - To review, assess and approve or disapprove conflicts of interest and related-party transactions reported or disclosed to the committee by the independent auditors, employees, officers or board members;

     - To review accounting and financial human resources and succession planning within the company;

     - To meet at least four times annually, or more frequently as circumstances dictate;

     - To report to the board of directors the matters discussed at each committee meeting;

     - To assess the performance of the audit committee members through a self-assessment process, led by the chairman of the committee; and

     - To keep an open line of communication with the financial and senior management, the audit committees of subsidiaries, the independent accountants and the board of directors.

                                      PROXY
                             UNION BANKSHARES, LTD.
                              1825 LAWRENCE STREET
                                    SUITE 444
                             DENVER, COLORADO 80202

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Charles R. Harrison, Bruce E. Hall and Herman J. Zueck, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent, and to vote as designated on the reverse side, all the shares of Common Stock of Union Bankshares, Ltd. held of record by the undersigned on April 20, 2001 at the Annual Meeting of Stockholders to be held on June 6, 2001 or any adjournment thereof upon the following matters, as set forth in the Notice of said Meeting and Proxy Statement, dated April 27, 2001, copies of which have been received by the undersigned.

         The election of the director-nominees below, and the ratification of the appointment of Baird, Kurtz & Dobson as independent auditors of the Company are proposed by the Company.

1.   ELECTION OF DIRECTORS:

         [ ] FOR the nominees listed below (except as marked to the contrary below)

         [ ] WITHHOLD AUTHORITY to vote for nominees listed below

 (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR" BOX
     ABOVE AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

         Charles R. Harrison, Harold R. Logan, Jr. and Richard C. Saunders

2. Proposal to approve amendment to the Nonemployee Director's Stock Option Plan that will increase the number of shares of the Company's Common Stock reserved for issuance thereunder.

               [ ] FOR             [ ] AGAINST            [ ] ABSTAIN


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

3. Proposal to ratify the appointment of Baird, Kurtz & Dobson as independent auditors of the Company.

               [ ] FOR             [ ] AGAINST            [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon other such matters as may be incidental to the conduct of the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS OF THE COMPANY.

                               [ ] MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

                               Please sign exactly as your name appears on this proxy. If the shares represented by this proxy are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If stockholder is a partnership, please sign in partnership name by authorized person.

                               Signature                         Date
                                        -------------------------    -----------

                               Signature                         Date
                                        -------------------------    -----------


 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                           POSTAGE PRE-PAID ENVELOPE.